EXHIBIT 99.1

Slide Presentation for the Quarter Ended March 31, 2001

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Greater Bay Bancorp

Lehman Brothers Investor Meeting

April 26, 2001

Greater Bay Bancorp

Certain matters discussed in this presentation constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to current expectations of Greater Bay Bancorp (the "Company") regarding future operating results, growth in loans, deposits and assets, continued success of its Super Community Banking strategy and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest spread, and the quality of the Company's earning assets; (2) any difficulties that may be encountered in integrating newly acquired businesses and in the timing related to achieving operating efficiencies; (3) government regulation; (4) the risks relating to the Company's warrant positions; and (5) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2000.


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Discussion Agenda

- Franchise Overview
- Highlights
- Business Accomplishments
- Markets
- Business Strategy
- Acquisition Strategy
- Financial Performance
- Opportunities for Growth

Greater Bay Bancorp
Franchise Overview

Super Community Banking Around the San Francisco Bay



Greater Bay Bancorp Regions
South Bay
San Francisco/Peninsula
East Bay
Coastal
North Bay
Petaluma
Valley Ford
Pt. Reyes Station
San Rafael
Emeryville
Lafayette
Walnut Creek
Danville
San Ramon
San Leandro
Pleasanton
Hayward
Fremont
San Francisco
SAN FRANCISCO BAY
Millbrae
San Mateo
Redwood City
Palo Alto
PACIFIC OCEAN
Milpitas
Santa Clara
Sunnyvale
Cupertino
San Jose
Santa Cruz
Scotts Valley
Aptos
Capitola
Watsonville
Carmel
NORTH

Super Community Banking Around the San Francisco Bay

$5.4 Billion in Assets

- The largest independent community banking company headquartered in Northern California
- The fourth largest commercial bank headquartered in Northern California
- The fifth largest commercial bank headquartered in California

Greater Bay Bancorp Highlights

Q1 2001 Highlights

- Total assets reached $5.4 billion at 3/31/01, an increase of 30% from 3/31/00
- Loan growth – 40% from 3/31/00
- Deposit growth - 17% from 3/31/00
- Core earnings increased 47% over Q1 ‘00
- Core EPS was $.49, a 40% increase from Q1’00

2000 Highlights

- Ranked #1 in California and #7 of 75 banks nationwide in the Salomon Smith Barney Mid-Cap Index, based on overall performance rating
- Named to Fortune Magazine's Top 100 Fastest Growing Companies-the only bank on the list
- Ranked #2 in percentage increase and #59 in total market cap nationwide in the American Banker's Top 100 Banking Companies in Market Cap at year-end.

2000 Highlights

- Included in the Nasdaq Financial-100 Index
- Selected for Standard & Poor's Mid Cap 400 Index
- Received Investment Grade rating on our Trust Preferred Securities issued during Q2 '00
- Ranked #1 of 62 banks nationwide based on 5-year return in the Wall Street Journal peer group comparison

Highlights
M & A Activity

- Mt. Diablo National Bank completed in 1/00
- Coast Commercial Bank completed in 5/00
- Bank of Santa Clara completed in 7/00
- Bank of Petaluma completed in 10/00
- The Matsco Companies completed in 11/00
- CAPCO Financial Company, Inc. completed in 3/01

Highlights

Analyst Coverage

- Dain Rauscher Wessels
- Hoefer & Arnett
- Jefferies & Company, Inc.
- Keefe, Bruyette & Woods
- Legg Mason
- Lehman Brothers
- Sandler O'Neill & Partners
- Sutro & Company
- Wedbush Morgan Securities

Greater Bay Bancorp
Business Accomplishments

Business Accomplishments

- Completed strategy to "Ring the Bay"
  - Since 1996, completed mergers with Peninsula Bank of Commerce, Golden Gate Bank, Pacific Business Funding, Bay Area Bank, Bay Bank of Commerce, Mt. Diablo National Bank, Coast Commercial Bank, Bank of Santa Clara, Bank of Petaluma, The Matsco Companies and CAPCO Financial Company, Inc.

Greater Bay Bancorp
Markets

Greater Bay Bancorp's Expanding Markets

- Merger of Mid-Peninsula Bancorp and Cupertino National Bancorp - $622 million in assets
- Eleven completed acquisitions have added $2.3 billion in assets since November 1996.
- Internal asset growth of more than $2.5 billion through:
  - Core bank growth
  - New business line initiatives

Greater Bay Bancorp's Expanding Markets

- Assets at March 31, 2001 of $5.4 billion
- Internal growth

	Assets	Revenue	Deposits
1997	31%	23%	23%
1998	29%	20%	27%
1999	35%	27%	32%
2000	37%	37%	28%
Q1 2001(LTM)	40%	31%	17%

Greater Bay Bancorp Markets

November 1996


SAN FRANCISCO BAY
PACIFIC OCEAN
Mid-Peninsula Bank
San Mateo
Mid-Peninsula Bank
Palo Alto
Cupertino National Bank
Cupertino
Cupertino National Bank
San Jose
NORTH
80
37
780
4
1
101
580
24
205
5
238
680
92
84
880
101
280
85
17
1
101
156

Contiguous Expansion of Greater Bay Bancorp Markets



Greater Bay Bancorp Regions
South Bay
San Francisco/Peninsula
East Bay
Coastal
North Bay
Petaluma
Valley Ford
Pt. Reyes Station
San Rafael
Emeryville
Lafayette
Walnut Creek
Danville
San Ramon
San Leandro
Pleasanton
Hayward
Fremont
San Francisco
SAN FRANCISCO BAY
Millbrae
San Mateo
Redwood City
Palo Alto
PACIFIC OCEAN
Milpitas
Santa Clara
Sunnyvale
Cupertino
San Jose
Santa Cruz
Scotts Valley
Aptos
Capitola
Watsonville
Carmel
NORTH

Greater Bay Bancorp Markets

- **South Bay Region – 12 Offices**
  - Cupertino National Bank, Bank of Santa Clara, Venture Banking Group, Greater Bay Bank-Santa Clara/San Jose/SBA Lending
- **San Francisco/Peninsula Region – 7 Offices**
  - Mid-Peninsula Bank, Bay Area Bank, Peninsula Bank of Commerce, Golden Gate Bank

Greater Bay Bancorp Markets

- **East Bay Region – 9 Offices**
  - Bay Bank of Commerce, Mt. Diablo National Bank, Greater Bay Bank-Walnut Creek, Greater Bay Bank-Fremont
- **Coastal Region – 7 Offices**
  - Coast Commercial Bank, Greater Bay Bank-Monterey Peninsula
- **North Bay Region – 5 Offices**
  - Bank of Petaluma, Greater Bay Bank-Marin

Greater Bay Bancorp
Business Strategy

Super Community Banking

Prescription for Success

Super Community Banking

Strong Community
- Local client decision making
- Relationship building
- Commitment to client service
- Strong community involvement
- Local president and board
- Accessibility of decision makers

Client - Transparent Cost Savings
- Minimal turnover of management & key staff
- Consolidated back office
- Up-to-date technology
- Coordinated efforts across units using team approach
- Efficient use of departments and offices

Broad Line of Services
- Up-to-date and responsive to clients' current needs
- Well-trained, knowledgeable staff
- Cash management
- Investment in new technologies
- Greater Bay Trust and investment services
- International banking

Specialty Finance Services
- Pacific Business Funding - factoring
- Corporate finance
- International banking - trade finance
- SBA lending
- Venture Banking Group - technology
- Matsco - leasing
- CAPCO

Competitive Environment Creates Opportunity for Super Community Banking Strategy

- SF Bay Area is filled with fast-growing small, mid-sized and mid-market businesses
- Under served by mega-banks (were 5-now 2)
- Our target clients are too big and growing too quickly for the small community banks
- Greater Bay Bancorp fills the void

Our Target Clients

- Small and mid-sized businesses
- Mid-market businesses with credit requirements of $2 - $10 million
- Professional services firms
- Private banking and wealth management
- Custom banking for individuals
- Relationship driven real estate investors and operators

Greater Bay Bancorp
Acquisition Strategy

Acquisition Strategy

- Well-managed, high performing banks
  - High growth areas
  - Assets of $300+ million

- Disciplined acquisition strategy
  - Based on conservative assumptions
  - No earnings enhancements considered
  - 2% accretion in first full year of operation

Acquisition Strategy
(continued)

- Superior integration track record
  - Greater Bay Bancorp has completed eleven acquisitions in the past four years
- Consistent with Super Community Banking strategy
- Specialty finance businesses

History of Successful Acquisitions/Conversions

($ in millions)		Assets
11/96	Formation of Greater Bay Bancorp	$622
	Cupertino National Bank & Mid-Peninsula Bank	
12/97	Peninsula Bank of Commerce	$200
5/98	Golden Gate Bank	$150
8/98	Pacific Business Funding	$15
5/99	Bay Area Bank	$200
10/99	Bay Bank of Commerce	$200
1/00	Mt. Diablo National Bank	$250
5/00	Coast Commercial Bank	$400
7/00	Bank of Santa Clara	$400
10/00	Bank of Petaluma	$200
11/00	The Matsco Companies	$285
3/01	CAPCO Financial Company, Inc.	$28
	Total	$2,328

Proven Ability to Consolidate Acquisitions



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
80%
60%
40%
20%
65.34%
60.70%
58.47%
54.45%
46.36%
44.67%
$1,792
$2,236
$2,857
$3,737
$5,130
$5,406
12-96
12-97
12-98
12-99
12-00
03-01
Assets
* Efficiency Ratio

* Before merger, non-recurring and extraordinary items

Greater Bay Bancorp
Financial Performance

Financial Highlights

- Q1'01 core earnings up 47% from Q1'00

	2000	Q1'01
Return on Equity	24.08%	25.64%[1]
Return on Assets	1.61%	1.72%[1]
Efficiency Ratio	46.36%	44.67%

(1) Annualized

Net Income
($ in Millions)



$80
$60
$40
$20
$0
$19.5
$26.0
$35.1
$46.2
$70.7
$14.6
$21.5
1996
1997
1998
1999
2000
Q1 '00
Q1 '01

Before merger, non-recurring and extraordinary items

Core Earnings Per Share
Diluted



$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
28.90% Compounded Annual Growth
$0.68
$0.89
$1.15
$1.62
$0.35
$0.49
1997
1998
1999
2000
Q1 '00
Q1 '01

Before merger, non-recurring and extraordinary items

Financial Performance
Revenue & Expense Growth
($ in Millions)


$350
$300
$250
$200
$150
$100
$50
$0
25.19% Average Annual Revenue Growth
16.74% Average Annual Expense Growth
1997
1998
1999
2000
Q1 '01
Revenue
Expense

Before merger, non-recurring and extraordinary items

Return on Average Shareholders' Equity



30%
25%
20%
15%
10%
5%
0%
14.13%
16.24%
19.02%
21.08%
24.08%
21.88%
25.64%
1996
1997
1998
1999
2000
Q1 '00 *
Q1 '01 *

*Annualized
Before merger, non-recurring and extraordinary items

Return on Average Assets



2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
1.33%
1.37%
1.39%
1.61%
1.48%
1.72%
1997
1998
1999
2000
Q1 '00 *
Q1 '01 *

*Annualized
Before merger, non-recurring and extraordinary items

Efficiency Ratio


80%
60%
40%
20%
0%
63.15%
60.72%
54.45%
46.36%
49.66%
44.67%
1997
1998
1999
2000
Q1 '00
Q1 '01

Before merger, non-recurring and extraordinary items

Net Interest Margin



7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
6.02%
5.56%
5.39%
5.72%
5.47%
5.73%
1997
1998
1999
2000
Q1 '00
Q1 '01

Cash Dividend Per Share



$0.60
$0.45
$0.30
$0.15
$0.00
27.79% Compounded Annual Growth Rate
$0.15
$0.19
$0.24
$0.35
$0.40
1997
1998
1999
2000
2001*

•Annualized

•Note: Restated to reflect 2-for-1 stock splits effective on April 30, 1998 and October 4, 2000

Total Assets
($ in Billions)



$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.2
$2.9
$3.7
$5.1
$5.4
12/97
12/98
12/99
12/00
03/01

Loans
($ in Billions)



$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.4
$1.7
$2.4
$3.5
$3.6
12/97
12/98
12/99
12/00
03/01

Net of LLR

Loan Portfolio Composition



100%
75%
50%
25%
0%
12/98
12/99
12/00
3/01
6%
8%
17%
32%
37%
6%
7%
19%
31%
37%
5%
6%
19%
43%
27%
6%
6%
19%
43%
27%
Comm'l & Indust.
Comm'l Term RE
RE Const.
Consumer
RE Other

Deposits
($ in Billions)



$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.9
$2.5
$3.3
$4.2
$4.3
12/97
12/98
12/99
12/00
03/01

Deposit Composition



100%
75%
50%
25%
0%
12/98
12/99
12/00
3/01
7%
13%
23%
57%
5%
16%
23%
56%
7%
19%
24%
50%
11%
18%
21%
49%
MMDA, NOW & Savings
Demand, Non-Interest Bearing
Time, $100K &Over
Other Time

Loan to Deposit Ratio


100%
75%
50%
25%
0%
72%
69%
72%
69%
76%
69%
86%
72%
87%
72%
12/97
12/98
12/99
12/00
03/01
GBB
Core Banks

Capital Strength

	March 31, 2001
Leverage Ratio	8.50%
Tier I Risk Based Capital	9.13%
Total Risk Based Capital	10.40%

Non-Performing Assets to Total Assets


0.6%
0.4%
0.2%
0.0%
0.34%
0.20%
0.18%
0.25%
0.34%
12/97
12/98
12/99
12/00
03/01

Provision vs. Net Charge-Offs
($ in Millions)



$50
$40
$30
$20
$10
$0
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$5.9
$10.5
$8.5
$16.8
$36.2
$37.5
0.14%
0.20%
0.13%
0.09%
0.38%
0.34%
(1)
12/96
12/97
12/98
12/99
12/00
03/01
Provision LTM
Net Charge-Off to Average Loans

(1) 0.34% excluding $2MM non-recurring charge-off

Coverage of Non-Performing Loans

($ in Millions)


$100
$85
$70
$55
$40
$25
$10
-$5
800%
600%
400%
200%
0%
690%
$84
$86
550%
667%
342%
$48
474%
$33
$19
$27
327%
237%
279%
233%
195%
134%
12/96
12/97
12/98
12/99
12/00
03/01
ALLL
Coverage
Peer Bank Coverage

Financial Results Reflect Successful Strategy

	GBBK(a)	CA Banks $2–5 Billion(b)	Industry Averages (b)
ROE	25.64%	20.85%	12.63%
Efficiency Ratio	44.67%	48.27%	63.24%
Loan Loss Reserve to Loans	2.30%	1.50%	1.30%
EPS Growth Rate	40.00%	18.10%	8.10%
Total Asset Growth Rate	30.00%	10.57%	9.78%

(a) Before merger, non-recurring items and extraordinary items. Q1 '00 to Q1 '01.

(b) Source: Sandler O'Neill Y-Merge data as of 12/31/00.

Strive to Perform Among the Top Ten Percent of Peer Group

- Earnings
- Revenue Growth
- Efficiency
- Asset Quality
- Deposit Growth

Performance Goals

	2001 Goals
Consolidated Loan Growth	20% – 25%
Deposit Growth	15%
Revenue Growth	22% – 27%
ROE	>20%
ROA	>1.4%
Efficiency Ratio	<48%
EPS Growth	17% – 25%

2001 Key Drivers

- Credit Quality
- Core Deposit Growth
- Net Interest Margin
- Top Line Revenue Growth
- Efficiency

Greater Bay Bancorp
Growth Opportunities

Growth Opportunities

Core Business

- Super Community Banking Focus
  - 10 Subsidiary Banks
  - Relationship Banking
- Commercial Lending
- Quality RE Lending
- Private Banking
- Venture Banking Deposits

Fee Income & Specialty Finance Business

- Increase Fee Income Business
- -Cash Management
- -International Banking
- -Trust Services and Asset Management
- -Venture Banking
- -Asset Based Lending
- -Leasing
- -Corporate Finance

Strategic Initiatives

- Strategic Acquisitions
  - Banks
  - Specialty Finance
  - A/R Financing
  - Other
- Business Insurance
- Asset Management
- Internet Banking
  - Personal
  - Business

Total Return Performance



Greater Bay Bancorp
NASDAQ - Total US *
SNL $1B-$5B Bank Index
SNL $5B-$10B Bank Index
Index Value
1000
900
800
700
600
500
400
300
200
100
0
'12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00

9

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago, 2001. Used with permission.

A Bright Future Full of Opportunities



- Super Community Banking
  - Relationship management
  - Internal growth opportunity
  - Acquisition opportunities
- Northern California market
- The best people in the business
- Building superior shareholder value over the long- term

Greater Bay Bancorp